UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 9, 2003
                                                         -----------------


                                  PRAXAIR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


DELAWARE
--------
(State or Other jurisdiction of incorporation)

1-11037                                     06-124-9050
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(Commission File Number)                    (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                            06810-5113
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(Address of principal executive offices)                      (Zip Code)


(203)837-2000
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(Registrant's telephone number, including area code)


N/A
---
(Former name or former address, if changed since last report)

ITEM 5. Other Events
--------------------

Praxair, Inc. has announced that its Board of Directors has adopted a policy statement on stockholder's rights plans and has advanced by eight years the expiration of Praxair's existing rights plan; both actions in response to a vote by Praxair stockholders on a proposal regarding this matter at its last annual meeting. The Board has amended the existing Praxair, Inc. Stockholder Protection Rights Agreement to require its termination no later than May 3, 2004 if not earlier approved by the company's shareholders. Previously, the plan was slated to expire on June 30, 2012.

See Amendment #1 - Stockholder Protection Rights Agreement attached hereto as
Exhibit 4 and Registrant's press release attached hereto as Exhibit 99.1.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PRAXAIR, INC.
                                                  -------------
                                                  Registrant




Date: December 9, 2003                            By: /s/ James S. Sawyer
      ----------------                                -------------------------
                                                      James S. Sawyer
                                                      Senior Vice President and
                                                       Chief Financial Officer


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Exhibit Index

Exhibit 4:        Amendment #1 - Stockholder Protection Rights Agreement
                  (conformed).
Exhibit 99.1:     Press Release dated December 9, 2003.